DERIVED INFORMATION [11/21/05]

[$787,200,100]

Total Certificates Offered & Non-Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 29.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

		Total	%
	#	Scheduled	Scheduled
DTI	Loans	Balance	Balance
<= 9.99	27	3,923,130	0.5
10.00 - 19.99	155	17,882,484	2.3
20.00 - 29.99	585	73,573,442	9.5
30.00 - 39.99	1,189	181,921,002	23.5
40.00 - 49.99	2,100	377,911,827	48.7
50.00 - 59.99	629	119,797,919	15.5
60.00 - 69.99	2	231,815	0.0
Total:	4,687	775,241,618	100.0

		Total	%
	#	Scheduled	Scheduled
Scheduled Balance	Loans	Balance	Balance
<= 25,000	223	4,115,822	0.5
25,001 - 50,000	480	17,583,150	2.3
50,001 - 75,000	536	33,566,734	4.3
75,001 - 100,000	490	43,065,061	5.6
100,001 - 150,000	944	116,747,485	15.1
150,001 - 200,000	641	112,188,633	14.5
200,001 - 250,000	424	94,749,954	12.2
250,001 - 300,000	298	81,446,717	10.5
300,001 - 350,000	207	66,834,741	8.6
350,001 - 400,000	143	53,725,950	6.9
400,001 - 450,000	101	42,729,778	5.5
450,001 - 500,000	86	41,062,584	5.3
500,001 - 550,000	48	25,188,850	3.2
550,001 - 600,000	25	14,505,933	1.9
600,001 - 650,000	21	13,110,383	1.7
650,001 - 700,000	8	5,410,283	0.7
700,001 - 750,000	8	5,784,713	0.7
750,001 - 800,000	1	792,000	0.1
800,001 - 850,000	1	810,000	0.1
850,001 - 900,000	1	885,462	0.1
900,001 - 950,000	1	937,384	0.1
Total:	4,687	775,241,618	100.0

		Total	%
	#	Scheduled	Scheduled
State	Loans	Balance	Balance
Alabama	44	4,278,118	0.6
Alaska	9	829,015	0.1
Arizona	168	32,269,089	4.2
Arkansas	15	1,281,763	0.2
California	631	185,158,160	23.9
Colorado	88	13,388,111	1.7
Connecticut	48	8,329,556	1.1
Delaware	10	1,621,457	0.2
District of Columbia	22	4,559,704	0.6
Florida	459	83,446,121	10.8
Georgia	165	21,723,430	2.8
Hawaii	4	1,415,206	0.2
Idaho	28	3,512,723	0.5
Illinois	218	35,932,333	4.6
Indiana	92	7,748,901	1.0
Iowa	61	3,912,921	0.5
Kansas	46	3,416,881	0.4
Kentucky	33	3,005,196	0.4
Louisiana	32	2,173,240	0.3
Maine	4	549,965	0.1
Maryland	206	41,512,808	5.4
Massachusetts	39	7,723,539	1.0
Michigan	150	18,178,222	2.3
Minnesota	74	11,939,235	1.5
Mississippi	25	2,363,734	0.3
Missouri	147	13,107,063	1.7
Montana	9	991,817	0.1
Nebraska	21	965,489	0.1
Nevada	77	16,605,675	2.1
New Hampshire	16	2,325,675	0.3
New Jersey	148	34,367,921	4.4
New Mexico	26	2,386,397	0.3
New York	130	33,430,584	4.3
North Carolina	92	9,916,038	1.3
North Dakota	3	168,914	0.0
Ohio	161	16,141,007	2.1
Oklahoma	49	2,911,919	0.4
Oregon	53	8,012,632	1.0
Pennsylvania	121	12,927,811	1.7
Rhode Island	20	4,014,951	0.5
South Carolina	64	5,652,822	0.7
South Dakota	13	443,055	0.1
Tennessee	101	9,478,220	1.2
Texas	253	24,300,723	3.1
Utah	35	4,457,667	0.6
Virginia	183	33,844,876	4.4
Washington	94	15,283,599	2.0
West Virginia	20	1,435,804	0.2
Wisconsin	176	21,677,186	2.8
Wyoming	4	124,345	0.0
Total:	4,687	775,241,618	100.0

	#				%	%	%
Scheduled Balance Buckets	Loans	WAC	WA FICO	WA OLTV	OwnerOcc	CashOut	FullDoc
<= 600,000	4,646	7.33	620	80.2	95.1	63.4	73.7
600,001 - 650,000	21	6.70	647	80.9	90.6	43.3	62.0
650,001 - 700,000	8	6.38	654	81.8	100.0	38.4	61.8
700,001 - 750,000	8	6.74	650	75.2	87.5	62.5	87.5
750,001 - 800,000	1	6.75	707	80.0	100.0	0.0	100.0
800,001 - 850,000	1	5.88	633	67.5	100.0	100.0	0.0
850,001 - 900,000	1	7.38	648	63.4	100.0	100.0	100.0
900,001 - 950,000	1	6.50	711	75.0	100.0	100.0	0.0
Total:	4,687	7.31	621	80.1	95.0	62.9	73.4

	WA		Total	Avg	%	%		WA			WA
	IO	#	Scheduled	Scheduled	Of Total	Of Total	WA	OLTV*	%	%	DTI	%	%
Product	Term	Loans	Balance	Balance	IO	Balance	FICO	%	OwnerOcc	Purchase	%	Investor	FullDoc
2/28 ARM 24 Month IO	24	21	6,895,553	328,360	3.0	0.9	645	82.0	100.0	28.9	40.0	0.0	69.2
2/28 ARM 60 Month IO	60	621	173,927,594	280,077	75.1	22.4	647	80.6	98.5	45.1	41.5	1.3	65.3
2/28 ARM 120 Month IO	120	52	12,740,232	245,004	5.5	1.6	670	81.0	89.1	71.7	42.3	10.2	62.7
3/27 ARM 36 Month IO	36	5	1,997,500	399,500	0.9	0.3	651	85.5	100.0	11.0	38.5	0.0	42.5
3/27 ARM 60 Month IO	60	63	14,218,949	225,698	6.1	1.8	653	80.7	97.1	44.8	42.1	2.9	70.3
3/27 ARM 120 Month IO	120	1	175,000	175,000	0.1	0.0	608	100.0	100.0	100.0	39.6	0.0	100.0
5/25 ARM 60 Month IO	60	54	16,625,476	307,879	7.2	2.1	667	79.5	100.0	59.4	41.5	0.0	40.3
5/25 ARM 120 Month IO	120	5	1,653,600	330,720	0.7	0.2	694	82.7	100.0	42.8	44.6	0.0	54.8
30 Year Fixed IO	65	12	3,404,200	283,683	1.5	0.4	661	80.7	91.2	40.7	45.7	8.8	88.9
Non IO	0	3,853	543,603,514	141,086	0.0	70.1	609	79.9	93.7	26.9	41.6	5.9	77.5
Total:	19	4,687	775,241,618	165,403	100.0	100.0	621	80.1	95.0	32.8	41.6	4.7	73.4

Product and Initial Periodic Cap	1-1.5%	1.5-2%	2-2.5%	2.5-3%	3-3.5%	3.5-4%	4-4.5%	4.5-5%	5+%
2/28 ARM 24 Month IO	-	3,031,800	-	-	3,863,753	-	-	-	-
2/28 ARM 60 Month IO	-	6,514,470	50,241,575	-	117,171,549	-	-	-	-
2/28 ARM 120 Month IO	-	-	-	-	12,740,232	-	-	-	-
3/27 ARM 36 Month IO	-	436,000	-	-	1,561,500	-	-	-	-
3/27 ARM 60 Month IO	-	-	4,319,354	-	9,899,595	-	-	-	-
3/27 ARM 120 Month IO	-	-	-	-	-	-	-	-	175,000
5/25 ARM 60 Month IO	-	-	-	-	270,000	-	-	-	16,355,476
5/25 ARM 120 Month IO	-	-	-	-	320,000	-	-	-	1,333,600
Total:	-	9,982,270	54,560,929	-	145,826,630	-	-	-	17,864,076

WA Max Rate (%)	13.26
WA Months to Roll	24
WA Rem Term (Months)	356